Note 20 - Other (Income) Expenses, Net	12 Months Ended
Oct. 31, 2013
Other Income and Expenses [Abstract]
Other Income and Other Expense Disclosure [Text Block]

20.     Other (Income) Expenses, Net

Years ended October 31	2013	2012	2011
Research and development	$6,706	$6,552	$5,629
Foreign exchange (gain) loss(a)	(4,337)	(832)	4,336
Gain on sale of investments	(814)	-	(1,691)
Pension settlement loss(Note 24)	7,003	-	-
Litigation settlement (gain) loss, net (b)(Note 27)	(42,488)	24,058	-
Other(c)	47	2,263	275
Other (income) expenses, net	$(33,883)	$32,041	$8,549

(a) The foreign exchange gain for the year ended October 31, 2013 includes the result of the approximately $201 million of proceeds in U.S. dollars received from the sale of    the Targeted Therapies business (Note 3) that was held in a Canadian dollars functional currency entity.

(b) Included in litigation settlement (gain) loss, net are the results of various litigation settlements disclosed in Note 27.

(c) Included in Other is TSA revenue of $0.5 million (October 31, 2012 and 2011 - $nil) relating to the sale of the Targeted Therapies business (Note 3). Also included in Other is a loss on the Celerion note receivable of $0.2 million (October 31, 2012 - $2.4 million) (Note 10(b)).